                               GUARANTY AGREEMENT

          THIS GUARANTY AGREEMENT ("GUARANTY") is made June 14, 2006 by the undersigned (each hereinafter referred to as a "GUARANTOR" and collectively, the "GUARANTORS"), in favor of the purchasers (each a "BUYER" and collectively the "BUYERS") of the 8% Senior Secured Notes (the "NOTES") pursuant to the Note Purchase Agreement and the Exhibits thereto dated even date herewith (the "NOTE PURCHASE AGREEMENT") (collectively, the "LOAN DOCUMENTS") from ZBB ENERGY CORPORATION, a Wisconsin corporation (the "COMPANY").

          NOW, THEREFORE, as a material inducement to each Buyer to purchase the Notes from the Company, and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby, unconditionally, irrevocably and absolutely, warrant and represent to and covenant with the Buyers as follows:

          1. GUARANTY OF OBLIGATION. The Guarantors jointly, severally, unconditionally, irrevocably and absolutely, guarantee to the Buyers that all indebtedness evidenced by or provided in the Loan Documents ("GUARANTEED INDEBTEDNESS"), will be promptly paid when due and in accordance with the terms and provisions thereof (and as they may be amended, extended or renewed from time to time) including, without limitation, interest on all of the above amounts as agreed upon between the Company and the Buyers, and any and all renewals, extensions and rearrangements of all or any part of the Guaranteed Indebtedness. This is a continuing guaranty and shall continue to apply without regard to the form or amount of indebtedness or obligation which the Company may create, renew, extend or alter in whole or in part, without notice to the Guarantors.

          2. LIABILITY FOR OTHER INDEBTEDNESS. If the Guarantors are or become liable for any indebtedness owing by the Company to any or all Buyers by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of such Buyer hereunder shall be cumulative of any and all other rights that such Buyer may ever have against the Guarantors. The exercise by such Buyer of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

          3. NO RELEASE FROM OBLIGATIONS. The obligations, covenants, agreements and duties of the Guarantors under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of the Buyers, including on account of any or all of the following:

               a. any permitted assignment, endorsement or transfer, in whole or in part, of the Guaranteed Indebtedness, although made without consent of the Guarantors;

               b. any waiver by any Buyer of the performance or observance by either or both of the Company or the Guarantors of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Indebtedness;

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               c. any extension of the time for payment or performance of all or any portion of the Guaranteed Indebtedness;

               d. the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company set forth in any document evidencing, governing or securing the Guaranteed Indebtedness;

               e. the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of either or both of the Company or the Guarantors;

               f. any receivership, insolvency, bankruptcy, reorganization or other similar proceedings or lack of corporate power, affecting either or both of the Company or the Guarantors or any of their assets;

               g. any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Indebtedness, or the acceptance of additional or substitute property as security therefore;

               h. the release or discharge of the Company or the Guarantors from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing the Guaranteed Indebtedness;

               i. any action which the Buyers may take or omit to take by virtue of any document evidencing, governing or securing the Guaranteed Indebtedness or through any course of dealing with either or both of the Company or the Guarantors;

               j. the addition of a new guarantor or guarantors;

               k. the operation of law or any other cause, whether similar or dissimilar to the foregoing;

               l. any adjustment, indulgence, forbearance or compromise that may be granted or given by the Buyers to any party;

               m. the failure by the Buyers to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of the Company;

               n. if the recovery from the Company becomes barred by any statute of limitations or is otherwise prevented;

               o. any defenses, set-offs or counterclaims which may be available to the Company;

               p. any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against the Company, its property,


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or its estate in bankruptcy resulting from the operation of any present or future provision of the Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or

               q. any neglect, delay, omission, failure or refusal of the Buyers to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any lien, right of security (including perfection thereof), existing or to exist in connection with, or as security for, any of the Guaranteed Indebtedness, it being the intention hereof that the Guarantors shall remain liable as principals on the Guaranteed Indebtedness, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of any Guarantor.

          4. PAYMENT AND PERFORMANCE OF OBLIGATIONS. In the event of default by the Company in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, the Guarantors shall, without notice or demand, and without any notice having been given to the Guarantors of the acceptance by any Buyer of this Guaranty and without any notice having been given to the Guarantors of the creating or incurring of such indebtedness, pay the amount due thereon to each Buyer, at its office, or at such other place as may be designated in writing by such Buyer, and it shall not be necessary for any Buyer, in order to enforce such payment by the Guarantors, first, to institute suit or exhaust its remedies against the Company or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness.

          5. WAIVER OF NOTICE. Notice to the Guarantors of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Indebtedness and each item thereof, are hereby expressly waived by the Guarantors.

          6. PAYMENTS BY THE COMPANY. Each payment on the Guaranteed Indebtedness shall be deemed to have been made by the Company unless express written notice is given to the Buyers at the time of such payment that such payment is made by the Guarantors as specified in such notice.

          7. RELEASES AND WAIVERS. If all or any part of the Guaranteed Indebtedness at any time be secured, the Guarantors agree that the Buyers may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of the Guarantors hereunder. The Guarantors further agree that if the Company executes in favor of the Buyers any collateral agreement, deed of trust or other security instrument, the exercise by the Buyers of any right or remedy thereby conferred on the Buyers shall be wholly discretionary with the Buyers, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of the Guarantors hereunder. The Guarantors further agree that the Buyers shall not be liable for their failure to use diligence in the collection of the Guaranteed Indebtedness or in preserving the


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

liability of any person liable on the Guaranteed Indebtedness, and the Guarantors hereby waive presentment for payment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

          8. NO RELEASE OF THE GUARANTORS. If the Guaranteed Indebtedness at any time exceeds the amount permitted by law, or the Company is not liable because the act of creating the Guaranteed Indebtedness is ultra vires, or the officers or persons creating the Guaranteed Indebtedness acted in excess of their authority, and for these reasons the Guaranteed Indebtedness which the Guarantors agree to pay cannot be enforced against the Company, such fact shall in no manner affect the Guarantors' liability hereunder, but the Guarantors shall be liable under this Guaranty notwithstanding that the Company is not liable for the Guaranteed Indebtedness, and to the same extent the Guarantors would have been liable if the Guaranteed Indebtedness had been enforceable against the Company.

          9. OPTIONAL ACCELERATION. In the Event of Default by the Company, as such term is defined in the Note Purchase Agreement, and if any such Event of Default shall occur at a time when any of the Guaranteed Indebtedness may not then be due and payable, such Guaranteed Indebtedness, at the option of the Buyers, shall thereupon be deemed to be immediately due and payable in full, and the Guarantors shall pay to the Buyers forthwith the full amount which would be payable hereunder if all Guaranteed Indebtedness were then due and payable.

          10. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of the Buyers, their permitted successors and assigns, and in the event of an assignment by any Buyer, its permitted successors or assigns, of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

          11. MODIFICATIONS AND WAIVERS. CUMULATIVE RIGHTS. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of each Buyer and Guarantor, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantors in any case shall, of itself, entitle the Guarantors to any other or further notice or demand in similar or other circumstances. No delay or omission by any Buyer in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of the Buyers hereunder are cumulative of each other and of every other right or remedy which the Buyers may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Guaranty, whenever the context so requires, the singular number includes the plural, and conversely.


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          12. COMPLIANCE WITH LAWS. Should the Guarantors be permitted to raise usury as a defense under applicable law, then no provision herein or in the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by law. Should such defense be available, the Guarantors shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law as to the Guarantors. Should the Guarantors be permitted to raise the usury defense and prevail, the Loan Documents shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction. The parties agree that New York law shall control as to this issue.

          13. BENEFIT TO GUARANTOR. The Guarantors acknowledge and warrant that they have derived or expect to derive financial and other advantage and benefit, directly or indirectly, from the Guaranteed Indebtedness and each and every advance thereof and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by the Buyers to the Company.

          14. ATTORNEY'S FEES. The Buyers shall be entitled to recover their reasonable attorneys' fees and expenses in the event of any dispute between the parties arising under this Agreement in which the Buyers are the prevailing party.

          15. GUARANTOR'S WARRANTIES. Each Guarantor hereby warrants and represents to each Buyer that:

               a. Such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect. Such Guarantor has the corporate or other requisite power and authority to execute and deliver this Guaranty and to perform the provisions hereof.

               b. This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

               c. The execution, delivery and performance by such Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien, claim or encumbrance in respect of any property of such Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws or other organizational document, or any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental


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authority applicable to such Guarantor or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to such Guarantor.

               d. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by such Guarantor of this Guarantee.

               e. Upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature and will have capital sufficient to carry on its business.

          16. SUBORDINATION AND NO SUBROGATION. If, for any reason whatsoever, the Company now or hereafter becomes indebted to the Guarantors, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Loan Documents, and the Guarantors shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid and satisfied. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by the Guarantors hereunder, the Guarantors shall not have any right of subrogation in or under the Loan Documents or to participate in any way therein, or any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation and participation being hereby expressly waived and released, until the Guaranteed Indebtedness has been fully paid and satisfied.

          17. LAW GOVERNING AND JURISDICTION. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts or New York state courts located in New York, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby, and consent to the personal jurisdiction of such courts and shall subject themselves to such personal jurisdiction. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect any party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys' fees, incurred by the prevailing party in connection with such dispute.

          18. SEVERABILITY. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to


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any other persons or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

          19. PARAGRAPH HEADINGS. The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

          20. COMPOUNDING AND SETTLEMENT. The Guarantors agree that Buyer, in its discretion, may (i) bring suit against the Guarantors and other guarantors, if any, jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of guarantor(s) for such consideration as the Buyer may deem proper, and (iii) release one or more of guarantor(s) from liability hereunder, and that no such action shall impair the rights of any Buyer to collect the Guaranteed Indebtedness (or the unpaid balance thereof) from the Guarantors, not so sued, settled with or released.

          21. TERMINATION. This Guaranty shall terminate upon the Company's repayment in full of the Guaranteed Indebtedness; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all, or any part thereof, of the principal of or interest on any of the Obligations is rescinded or must otherwise be restored by any Buyer, whether under any bankruptcy or insolvency proceeding or otherwise.

          22. NO FRAUDULENT CONVEYANCE. The Guarantors and the Company hereby confirm that it is their intention that the obligations of each Guarantor hereunder shall not constitute a fraudulent transfer or obligation for the purposes of the U.S. Bankruptcy Code and applicable state law, including any state law based on the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act. To effectuate the foregoing intention, the Company and each Guarantor (each a "CO-OBLIGOR" and collectively the "CO-OBLIGORS") agree to reimburse, in an amount equal to (a) the amount of the proceeds that such Co-Obligor received, directly or indirectly, from the Buyers under the Note Purchase Agreement, less (b) seventy-five percent (75%) of the principal amount such Co-Obligor repaid to the Buyers under the Note Purchase Agreement, but not below zero, to each other Co-Obligor so that the receiving Co-Obligor receives in the aggregate from each paying Co-Obligor an amount equal to (a) seventy-five percent (75%) of the principal amount such receiving Co-Obligor repaid to the Buyers under the Note Purchase Agreement, less (b) the amount of the proceeds that such Co-Obligor received, directly or indirectly, from the Buyers under the Note Purchase Agreement, but not below zero. Each Buyer and the Collateral Agent is an intended third party beneficiary under this Section 22. Nothing in the
Section 22 shall limit each Guarantor's joint and several liability under this Guaranty or any of the Company's or any Guarantor's obligations under the Note Purchase Agreement or the other agreement referenced there.

                  [remainder of page intentionally left blank]


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     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned on the date set forth above.

GUARANTORS:

ZBB TECHNOLOGIES, INC.


By:
    ---------------------------------
Name:
Title:


ZBB TECHNOLOGIES, LTD.


By:
    ---------------------------------
Name:
Title:


BORROWER:

ZBB ENERGY CORPORATION


By:
    ---------------------------------
    Robert Parry
    Chief Executive Officer


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